Press Release

Contact
Kathy Ta
Managing Director, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE SECOND QUARTER OF FISCAL 2016

•	Revenue: $511 million

•	Gross Margin: 57.2% GAAP (60.5% excluding special items)

•	EPS: $0.23 GAAP profit ($0.32 profit excluding special items)

•	Cash, cash equivalents, and short term investments: $1.77 billion

•	Fiscal third quarter revenue outlook: $535 million to $575 million

SAN JOSE, CA - January 21, 2016 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $511 million for its second quarter of fiscal 2016 ended December 26, 2015, a 9% decrease from the $563 million revenue recorded in the prior quarter, and a 10% decrease from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “Our second quarter financial performance was in line with our expectations, and we achieved several milestones in our $180 million cost reduction plan. ” Mr. Doluca continued, “In our March quarter, we expect continued growth in Automotive, a sequential increase in our Communications & Data Center and Consumer businesses and a seasonal uptick in Industrial. Long term, Maxim’s strong technology franchise in power management positions us well for growth.”

Fiscal Year 2016 Second Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was a $0.23 profit. The results were affected by pre-tax special items which primarily consisted of $18 million in charges related to acquisitions and $13 million in charges related to restructuring activities. GAAP earnings per share, excluding special items was $0.32. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of the second quarter of fiscal 2016, total cash, cash equivalents and short term investments were $1.77 billion, an increase of $165 million from the prior quarter. Notable items included:

•	Cash flow from operations: $182 million

•	Capital expenditures: $14 million

•	Proceeds from asset sales: $50 million

•	Dividends: $86 million ($0.30 per share)

•	Stock repurchases: $23 million

Business Outlook
The Company’s 90-day backlog at the beginning of the third fiscal quarter of 2016 was $329 million. Based on the beginning backlog and expected turns, results for the March 2016 quarter are expected to be as follows:

•	Revenue: $535 million to $575 million

•	Gross Margin: 57% to 60% GAAP (60% to 63% excluding special items)

•	EPS: $0.35 to $0.41 GAAP ($0.38 to $0.44 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.30 per share will be paid on March 3, 2016, to stockholders of record on February 18, 2016.

Conference Call
Maxim Integrated has scheduled a conference call on January 21st, at 2:00 p.m. Pacific Time to discuss its financial results for the second quarter of fiscal 2016 and its business outlook. To listen via telephone, dial (866) 802-4305 (toll free) or (703) 639-1317. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at www.maximintegrated.com/company/investor.

A presentation summarizing financial information to be discussed on the conference call is posted at www.maximintegrated.com/company/investor.
- more -

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 26, 2015	September 26, 2015	December 27, 2014
	(in thousands, except per share data)
Net revenues	$510,831	$562,510	$566,809
Cost of goods sold (1)	218,662	276,159	252,732
Gross margin	292,169	286,351	314,077
Operating expenses:
Research and development	113,100	121,392	135,945
Selling, general and administrative	73,643	71,995	79,778
Intangible asset amortization	3,538	3,591	4,155
Impairment of long-lived assets (2)	1,950	157,697	50,745
Impairment of goodwill and intangible assets (3)	—	—	93,010
Severance and restructuring expenses (4)	10,652	7,126	13,635
Other operating expenses (income), net	(247)	315	885
Total operating expenses (income), net	202,636	362,116	378,153
Operating income (loss)	89,533	(75,765)	(64,076)
Interest and other income (expense), net	(9,593)	(6,402)	(7,599)
Income (loss) before provision for income taxes	79,940	(82,167)	(71,675)
Income tax provision (benefit)	12,471	(10,024)	359
Net income (loss)	$67,469	$(72,143)	$(72,034)

Earnings (loss) per share:
Basic	$0.24	$(0.25)	$(0.25)
Diluted	$0.23	$(0.25)	$(0.25)

Shares used in the calculation of earnings (loss) per share:
Basic	285,526	284,588	282,992
Diluted	290,521	284,588	282,992

Dividends paid per share	$0.30	$0.30	$0.28

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	December 26, 2015	September 26, 2015	December 27, 2014
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$14,734	$16,638	$18,750
Accelerated depreciation (1)	2,032	43,631	8,895
Total	$16,766	$60,269	$27,645

Operating expenses:
Intangible asset amortization	$3,538	$3,591	$4,155
Impairment of long-lived assets (2)	1,950	157,697	50,745
Impairment of goodwill and intangible assets (3)	—	—	93,010
Severance and restructuring (4)	10,652	7,126	13,635
Other operating expenses (income), net	(247)	315	885
Total	$15,893	$168,729	$162,430

Interest and other expense (income), net	$595	$(109)	$(217)
Total	$595	$(109)	$(217)

Income tax provision (benefit):
Fiscal year 2015 & 2014 research & development tax credits	$(2,475)	$—	$(2,863)
Total	$(2,475)	$—	$(2,863)

(1) Building and equipment accelerated depreciation related to San Jose and Dallas manufacturing facilities.
(2) Includes impairment charges related to the San Antonio wafer manufacturing facility, MEMS wafer manufacturing equipment, end of line test equipment and certain research and development equipment.
(3) Includes impairment of goodwill and write-off of in-process research and development related to MEMS business unit.
(4) Includes severance charges associated with several reorganizations, primarily various business units and manufacturing operations.

- more -

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 26, 2015	September 26, 2015	December 27, 2014
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,648,518	$1,508,347	$1,305,870
Short-term investments	124,955	100,285	75,012
Total cash, cash equivalents and short-term investments	1,773,473	1,608,632	1,380,882
Accounts receivable, net	231,180	282,471	258,506
Inventories	274,741	290,712	306,564
Deferred tax assets	—	50,604	59,794
Other current assets	47,235	46,627	67,244
Total current assets	2,326,629	2,279,046	2,072,990
Property, plant and equipment, net	770,548	805,580	1,195,323
Intangible assets, net	202,877	241,423	306,111
Goodwill	490,648	511,647	511,838
Other assets	64,105	36,056	36,997
Assets held for sale	82,674	71,134	1,268
TOTAL ASSETS	$3,937,481	$3,944,886	$4,124,527

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$74,145	$80,752	$82,526
Income taxes payable	32,528	59,479	20,102
Accrued salary and related expenses	129,208	120,642	150,405
Accrued expenses	47,303	49,990	54,103
Deferred revenue on shipments to distributors	32,067	35,091	27,103
Total current liabilities	315,251	345,954	334,239
Long-term debt	1,000,000	1,000,000	1,000,000
Income taxes payable	419,881	419,805	363,251
Deferred tax liabilities	651	10,602	120,308
Other liabilities	52,874	53,724	64,988
Total liabilities	1,788,657	1,830,085	1,882,786

Stockholders' equity:
Common stock and capital in excess of par value	63,014	10,819	283
Retained earnings	2,103,339	2,121,582	2,259,997
Accumulated other comprehensive loss	(17,529)	(17,600)	(18,539)
Total stockholders' equity	2,148,824	2,114,801	2,241,741
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,937,481	$3,944,886	$4,124,527

- more -

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	December 26, 2015	September 26, 2015	December 27, 2014
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$67,469	$(72,143)	$(72,034)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	18,419	16,963	20,776
Depreciation and amortization	49,082	102,053	71,625
Deferred taxes	18,816	(53,111)	(30,849)
Loss (gain) from sale of property, plant and equipment	(4,517)	(1,346)	1,844
Tax benefit (shortfall) related to stock-based compensation	1,980	1,193	(229)
Impairment of long-lived assets	1,950	157,697	50,745
Impairment of goodwill and intangible assets	—	—	93,010
Excess tax benefit from stock-based compensation	(3,920)	(2,249)	(1,931)
Changes in assets and liabilities:
Accounts receivable	51,291	(3,627)	23,426
Inventories	15,811	(2,167)	(1,486)
Other current assets	(918)	4,796	1,009
Accounts payable	(7,659)	(9,776)	(12,007)
Income taxes payable	(26,875)	34,127	12,835
Deferred revenue on shipments to distributors	(3,024)	4,764	282
All other accrued liabilities	4,584	(59,835)	15,839
Net cash provided by (used in) operating activities	182,489	117,339	172,855
Cash flows from investing activities:
Payments for property, plant and equipment	(13,530)	(15,821)	(18,585)
Proceeds from sales of property, plant and equipment	49,709	606	24,467
Purchases of available-for-sale securities	(25,032)	(25,055)	—
Purchases of privately-held companies' securities	(6,008)	(1,000)	—
Other investing activities	2,380	—	—
Net cash provided by (used in) investing activities	7,519	(41,270)	5,882
Cash flows from financing activities:
Excess tax benefit from stock-based compensation	3,920	2,249	1,931
Net issuance of restricted stock units	(7,722)	(4,822)	(6,822)
Proceeds from stock options exercised	48,477	8,970	8,323
Issuance of common stock under employee stock purchase program	14,350	—	18,653
Repurchase of common stock	(23,150)	(39,697)	(59,666)
Dividends paid	(85,712)	(85,387)	(79,169)
Net cash provided by (used in) financing activities	(49,837)	(118,687)	(116,750)
Net increase (decrease) in cash and cash equivalents	140,171	(42,618)	61,987
Cash and cash equivalents:
Beginning of period	1,550,965	1,550,965	1,243,883
End of period	$1,648,518	$1,508,347	$1,305,870

Total cash, cash equivalents, and short-term investments	$1,773,473	$1,608,632	$1,380,882

- more -

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 26, 2015	September 26, 2015	December 27, 2014
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$292,169	$286,351	$314,077
GAAP gross profit %	57.2%	50.9%	55.4%

Special items:
Intangible asset amortization	14,734	16,638	18,750
Accelerated depreciation (1)	2,032	43,631	8,895
Total special items	16,766	60,269	27,645
GAAP gross profit excluding special items	$308,935	$346,620	$341,722
GAAP gross profit % excluding special items	60.5%	61.6%	60.3%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$202,636	$362,116	$378,153

Special items:
Intangible asset amortization	3,538	3,591	4,155
Impairment of long-lived assets (2)	1,950	157,697	50,745
Impairment of goodwill and intangible assets (3)	—	—	93,010
Severance and restructuring (4)	10,652	7,126	13,635
Other operating expenses (income), net	(247)	315	885
Total special items	15,893	168,729	162,430
GAAP operating expenses excluding special items	$186,743	$193,387	$215,723

Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$67,469	$(72,143)	$(72,034)

Special items:
Intangible asset amortization	18,272	20,229	22,905
Accelerated depreciation (1)	2,032	43,631	8,895
Impairment of long-lived assets (2)	1,950	157,697	50,745
Impairment of goodwill and intangible assets (3)	—	—	93,010
Severance and restructuring (4)	10,652	7,126	13,635
Other operating expenses (income), net	(247)	315	885
Interest and other expense (income), net	595	(109)	(217)
Pre-tax total special items	33,254	228,889	189,858
Fiscal year 2015 & 2014 research & development tax credits	(2,475)	—	(2,863)
Other income tax effects and adjustments (5)	(5,428)	(36,434)	(21,283)
GAAP net income excluding special items	$92,820	$120,312	$93,678

GAAP net income per share excluding special items:
Basic	$0.33	$0.42	$0.33
Diluted	$0.32	$0.42	$0.33

Shares used in the calculation of earnings per share excluding special items:
Basic	285,526	284,588	282,992
Diluted (6)	290,521	288,897	287,954

(1) Building and equipment accelerated depreciation related to San Jose and Dallas manufacturing facilities.
(2)Includes impairment charges related to the San Antonio wafer manufacturing facility, MEMS wafer manufacturing equipment, end of line test equipment and certain research and development equipment.
(3) Includes impairment of goodwill and write-off of in-process research and development related to MEMS business unit.
(4) Includes severance charges associated with several reorganizations, primarily various business units and manufacturing operations.
(5) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(6) Shares used in diluted earnings per share excluding special items differs from GAAP loss per share due to net income on a non-GAAP basis.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; accelerated depreciation; impairment of long-lived assets; impairment of goodwill and intangible assets; severance and restructuring; and other operating expenses (income), net; and fiscal year 2015 & 2014 research & development tax credit. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, and accelerated depreciation. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; impairment of goodwill and intangible assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items including the tax provision impact of pre-tax special items. In fiscal year 2016, we began using a long-term tax rate to compute the GAAP provision for income taxes excluding special items. This long-term tax rate considers the income tax impact of pre-tax special items; assumes the Federal research tax credit remains in effect throughout the entire year, and eliminates the effects of significant non-recurring and period specific tax items which vary in size and frequency. We are using a long-term tax rate of 18%, which is the weighted average of our normalized fiscal year GAAP tax rate excluding special items over a four year period that includes the past three fiscal years plus the current fiscal year. We will review the long-term tax rate on an annual basis and whenever events occur that may materially affect the long-term tax rate such as tax law changes; significant changes in our geographic earnings mix; or changes our corporate structure.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; accelerated depreciation; impairment of long-lived assets; impairment of goodwill and intangible assets; severance and restructuring; and other operating expenses (income), net; and fiscal year 2015 & 2014 research & development tax credit; tax effect of pre-tax special items and miscellaneous tax adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its third quarter of fiscal 2016 ending in March 2016, which includes revenue, gross margin and earnings per share, as well as the Company’s expectation that it expects continued growth in Automotive, a sequential increase in Communications & Data Center and Consumer businesses and a seasonal uptick in Industrial in its third quarter of fiscal 2016. Long term, the Company believes its strong technology franchise in power management positions it well for growth. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim is bringing new levels of analog integration to automotive, cloud data center, mobile consumer, and industrial applications. We’re making technology smaller, smarter, and more energy efficient, so that our customers can meet the demands of an integrated world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated